UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020 (November 29, 2020)

 ______________________

IHS MARKIT LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36495	98-1166311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, Ropemaker Place 25 Ropemaker Street London, England EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 29, 2020, IHS Markit Ltd., a Bermuda exempted company limited by shares (“IHS Markit”), S&P Global Inc., a New York corporation (“S&P Global”), and Sapphire Subsidiary, Ltd., a Bermuda exempted company limited by shares and a wholly-owned subsidiary of S&P Global (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into IHS Markit, with IHS Markit surviving such merger as a wholly-owned, direct subsidiary of S&P Global (the “Merger”).

The board of directors of each of IHS Markit, S&P Global and Merger Sub has unanimously approved the Merger Agreement and the transactions contemplated thereby (the “Transactions”).

Transactions

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding common share, par value $0.01 per share, of IHS Markit (excluding any shares of IHS Markit that are held in treasury or as to which appraisal rights have been perfected pursuant to the Companies Act 1981 of Bermuda) will be converted into the right to receive 0.2838 (the “Exchange Ratio”) fully paid and nonassessable shares of common stock, par value $1.00 per share, of S&P Global (the “S&P Global Common Shares”), with cash in lieu of fractional S&P Global Common Shares, without interest.

The Merger Agreement provides that, at the Effective Time, the outstanding equity awards of IHS Markit will be treated as follows:

•	Each restricted share unit award will be converted into an S&P Global restricted share unit award (an “S&P RSU Award”) based on the Exchange Ratio, with the same terms and conditions. Such S&P RSU Awards held by employees of IHS Markit will become fully vested if the holder’s employment is terminated without cause (other than as a result of death or disability) or for good reason by the holder during a specified period following the Effective Time (a “Qualifying Termination”). Such S&P RSU Awards held by non-employee directors of IHS Markit will become fully vested at the Effective Time.

•	Each performance share unit award (an “IHS Markit PSU Award”), other than any IHS Markit PSU Award granted in the calendar year in which the Effective Time occurs (a “Final Cycle PSU Award”), will be converted into an S&P RSU Award based on the Exchange Ratio (assuming target performance), with the same terms and conditions. Such S&P RSU Awards will vest based on a vesting percentage determined by the year in which the IHS Markit PSU Award was granted and the holder’s continued employment for a specified period of time following the Effective Time, and will become fully vested at the applicable vesting percentage if the holder undergoes a Qualifying Termination before the end of such specified period.

•	Each Final Cycle PSU Award will be converted into an S&P Global performance share unit award (an “S&P PSU Award”) based on the Exchange Ratio (assuming target performance), subject to actual performance of the same goals that apply to S&P PSU Awards that have otherwise been granted in the same year and the holder’s continued employment for a specified period of time following the Effective Time. Such S&P PSU Awards will become fully vested at target performance if the holder undergoes a Qualifying Termination before the end of such specified period.

•	Each IHS Markit deferred share unit award will be converted into an S&P Global deferred share unit award based on the Exchange Ratio, with the same terms and conditions.

•	Each option to purchase IHS Markit Common Stock (a “IHS Markit Option”) will be converted into an option to purchase S&P Global Common Shares based on the Exchange Ratio (with respect to both the number of shares and the per share exercise price), with the same terms and conditions.

Governance

Immediately following the closing of the Merger, four independent directors of IHS Markit, who will be proposed by IHS Markit and be reasonably acceptable to S&P Global, will be appointed to the board of directors of S&P Global. Until the 2024 annual S&P Global shareholders meeting, each committee of the board of directors of S&P Global will have at least one such IHS Markit director appointee for so long as there are at least two such IHS Markit director appointees on the board of directors of S&P Global.

Conditions to the Merger

The closing of the Merger is subject to the satisfaction or waiver of certain conditions, including: (i) the approval and adoption of the Merger Agreement by an affirmative vote of the holders of a majority of the votes cast at the IHS Markit shareholder meeting; (ii) the approval of the issuance of the S&P Global Common Shares in the Merger (the “S&P Global Share Issuance”) by an affirmative vote of the holders of a majority of the votes cast at the S&P Global shareholder meeting; (iii) obtaining antitrust approvals in the United States and antitrust and regulatory approvals in certain other jurisdictions (including the EU) (without any imposition of a regulatory material adverse effect); (iv) the absence of any legal restraint issued by any court or governmental entity of competent jurisdiction preventing consummation of the Merger or, with respect to required regulatory or antitrust approvals, imposing conditions that result in a regulatory material adverse effect; (v) effectiveness of the registration statement on Form S-4; (vi) approval for listing on the New York Stock Exchange of the S&P Global Common Shares to be issued in the Merger; (vii) the accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; and (viii) material compliance with each party’s covenants.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties by each party. IHS Markit and S&P Global have also agreed to various customary covenants and agreements, including, among others, to conduct, subject to certain exceptions, their business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each party will be subject to certain restrictions on its ability to solicit alternative transaction proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative transaction proposals, subject to customary exceptions. In addition, the Merger Agreement contains covenants that require each of IHS Markit and S&P Global to call and hold a shareholder meeting and, subject to certain exceptions, require each of the board of directors of IHS Markit and S&P Global to recommend to its shareholders to approve and adopt the Merger Agreement and the Transactions or approve the S&P Global Share Issuance, as applicable.

Termination and Termination Fees

The Merger Agreement contains certain termination rights for each of IHS Markit and S&P Global, including in the event that (i) the Merger is not consummated on or before November 29, 2021, subject to each party having the right under certain conditions to unilaterally extend such date until May 29, 2022, (ii) the approval and adoption of the Merger Agreement and the Transactions by the shareholders of IHS Markit or the approval of the S&P Global Share Issuance by the shareholders of S&P Global is not obtained, or (iii) if any restraint having the effect of preventing the consummation of the Merger shall have become final and nonappealable or if any governmental entity that must grant a requisite regulatory approval has denied approval of the Merger or if such approval is conditioned upon the imposition of a regulatory material adverse effect and such denial or conditional approval shall have become final and nonappealable. In addition, IHS Markit and S&P Global can each terminate the Merger Agreement prior to the shareholders meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its shareholders approve and adopt the Merger Agreement and the Transactions or approve the S&P Global Share Issuance, as applicable, or has failed to make or reaffirm such recommendation in certain circumstances, or in the event of a material breach of the non-solicitation obligations.

If the Merger Agreement is terminated because (i) the board of directors of a party changes its recommendation in respect of the transaction or (ii) a party enters into or consummates an agreement for an alternative transaction within twelve months following termination under certain circumstances, such party must pay a termination fee of $1,075,000,000 (payable by IHS Markit) or $2,380,000,000 (payable by S&P Global), as applicable.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about IHS Markit or S&P Global. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of IHS Markit and S&P Global in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between IHS Markit and S&P Global rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about IHS Markit or S&P Global.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2020, IHS Markit, S&P Global and Lance Uggla, the Chairman and Chief Executive Officer of IHS Markit, age 58, entered into a letter agreement (the “Letter Agreement”) to, among other things, set forth the terms of Mr. Uggla’s continued employment following the Merger. The Letter Agreement will be effective as of the closing date of the Merger (the “Closing Date”).

Effective as of the Closing Date, Mr. Uggla will resign from his position as Chairman and Chief Executive Officer of IHS Markit and will become a Special Advisor to the President and Chief Executive Officer of S&P Global until the one-year anniversary of the Closing Date (the “Employment End Date”). In such role he will be involved in post-Merger transition and integration activities, as well as in strategic projects. Mr. Uggla will continue to receive his current annual base salary in the amount of $1,200,000. He will also receive an employment bonus in the aggregate amount of $10,000,000 paid in installments through his term of employment, with any unpaid amount accelerated and paid in the event of a termination of Mr. Uggla’s employment on the Employment End Date, due to his death or disability, his termination without cause or by Mr. Uggla due to a material breach of the Letter Agreement (each a “Qualifying Termination”).

In the event of a Qualifying Termination, subject to his execution of a release of claims, he will receive severance benefits based on his current severance entitlement, which will include cash severance, payable in 12 equal installments, in an amount equal to the sum of (a) $7,200,000, and (b) $2,400,000 prorated for the number of days in the fiscal year of IHS Markit through the Closing Date.

Any IHS Markit PSU Awards granted to Mr. Uggla in 2019, 2020 and 2021 (and 2022 if the Effective Time occurs after November 30, 2021), will be treated as set forth in the Merger Agreement, except that they will have a vesting percentage of 200% for all purposes. All IHS Markit PSU Awards granted to Mr. Uggla will become fully vested upon a Qualifying Termination.

In view of Mr. Uggla’s critical leadership during a transformative period for IHS Markit and to avoid the risk of potential competition by an iconic founder and market leader, the parties agreed that the post-termination non-competition and non-solicitation covenants to which Mr. Uggla is currently subject will be extended in duration through the second anniversary of the Closing Date and will be expanded in scope to cover S&P Global.

Mr. Uggla will be eligible to receive a retention bonus in the amount of $40,000,000, with 50% paid following the Employment End Date subject to his continued employment through such date, and 50% paid following the first anniversary of the Employment End Date subject to his not having committed a material breach of the Letter Agreement prior to such date. Any unpaid amount of the retention bonus will be accelerated and paid to Mr. Uggla in the event of a Qualifying Termination.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which will be filed as an exhibit to a subsequent filing with the Securities and Exchange Commission

Item 7.01	Regulation FD Disclosure.

On November 30, 2020, IHS Markit made available (i) IHS Markit Email Communication to Customers, (ii) IHS Markit Social Media Posts, (iii) IHS Markit All Firm Email Communications, (iv) IHS Markit FAQs for Colleagues, (v) IHS Markit FAQs for People, (vi) IHS Markit FAQs for Customers, (vii) INFOnet internal intranet homepage, (viii) Email Communication to Incoming Employees, and (ix) Email Communication to Former Employees, in each case, in connection with the Merger. Copies of each of the foregoing are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, and 99.9, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among S&P Global Inc., Sapphire Subsidiary, Ltd., and IHS Markit Ltd. dated as of November 29, 2020†
99.1	IHS Markit Email Communication to Customers, dated November 30, 2020
99.2	IHS Markit Social Media Posts, posted November 30, 2020
99.3	IHS Markit All Firm Email Communication, dated November 30, 2020
99.4	IHS Markit FAQs for Colleagues, dated November 30, 2020
99.5	IHS Markit FAQs for People, dated November 30, 2020
99.6	IHS Markit FAQs for Customers, dated November 30, 2020
99.7	INFOnet internal intranet homepage, dated November 30, 2020
99.8	Email Communication to Incoming Employees, dated November 30, 2020
99.9	Email Communication to Former Employees, dated November 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

_____________________

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global and IHS Markit operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) the ability of S&P Global and IHS Markit to obtain shareholder approval for the proposed transaction; (iii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iv) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (v) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (vi) business disruption following the proposed transaction; (vii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the upcoming U.S. presidential transition, the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (viii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber -attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (ix) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) changes in debt and equity markets, including credit quality and spreads; (xii) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xiii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, S&P Global and IHS Markit will file relevant materials with the SEC, including a registration statement on Form S-4 filed by S&P Global to register the shares of S&P Global common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of S&P Global and IHS Markit seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT S&P GLOBAL, IHS MARKIT AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from S&P Global at its website, or from IHS Markit at its website. Documents filed with the SEC by S&P Global will be available free of charge by accessing S&P Global’s website at www.spglobal.com under the heading Investor Relations, or, alternatively, by directing a request by telephone to 866-436-8502 (domestic callers) or 212-438-2192 (international callers) or by mail to S&P Global at Investor Relations, S&P Global Inc., 55 Water Street, New York, NY 10041, and documents filed with the SEC by IHS Markit will be available free of charge by accessing IHS Markit’s website at www.ihsmarkit.com under the heading Investor Relations or, alternatively, by directing a request by telephone to 303-790-0600 or by mail to IHS Markit at IHS Markit Investor Relations and Corporate Communications, 15 Inverness Way East, Englewood, CO 80112.

Participants in the Solicitation

S&P Global, IHS Markit and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of S&P Global and IHS Markit in respect of the proposed transaction under the rules of the SEC. Information about IHS Markit’s directors and executive officers is available in IHS Markit’s Form 10-K for the year ended November 30, 2019, proxy statement dated February 28, 2020 for its 2020 Annual General Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Information about S&P Global’s directors and executive officers is available in S&P Global’s Form 10-K for the year ended December 31, 2019, proxy statement dated March 30, 2020 for its 2020 Annual Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from S&P Global or IHS Markit using the sources indicated above.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHS MARKIT LTD.

Date:	November 30, 2020	By:	/s/ Jonathan Gear
			Name:	Jonathan Gear
			Title:	Executive Vice President and Chief Financial Officer